                                                                   Exhibit 10.37

                                ESCROW AGREEMENT

         This ESCROW AGREEMENT (the "AGREEMENT"), dated as of ___________, ____, by and among [NAME REORGANIZED CORPORATION] ("PARENT"), Caminus/DC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("BUYER" and, together with the Parent and all affiliates, assignees or successors of the Parent or the Buyer, and each officer, director, and trustee of any of the foregoing, the "BUYER PARTIES"), Joy Armstrong, Rene Anderson, Lisa J. Conley, Richard D. Couron, Richard L. Couron, David L. Covich, Jeremy D. Frye, Kyle Gerrild, Kurt E. Gerrild, Andrew C. Hardin, Alan W. Nash and Scott Tucker (the "ESCROWING SELLERS"), and [ESCROW AGENT TO BE NAMED BY CAMINUS WITH SELLER REPRESENTATIVE'S CONSENT] (the "ESCROW AGENT").

         WHEREAS, Parent has undergone a reorganization (the "REORGANIZATION") into a subchapter C corporation;

         WHEREAS, pursuant to a Purchase Agreement, dated as of July 30, 1999 (the "PURCHASE AGREEMENT"), among Caminus LLC, the Parent's predecessor in interest ("CAMINUS"), the Buyer, the Shareholders (as defined in the Purchase Agreement), and DC Systems, Inc., a Texas corporation, and the transactions related thereto and contemplated thereby (collectively the "PURCHASE"), the Buyer purchased from the Shareholders all of the capital stock of and all other equity interests in DC Systems;

         WHEREAS, in accordance with the terms of the Purchase Agreement, Parent, Buyer and the Escrowing Sellers are required to enter into an escrow agreement with the Escrow Agent, in substantially the form of this Agreement, that establishes the terms pursuant to which the Escrow Agent will hold the shares of capital stock of the Parent, as particularly described on SCHEDULE A, which were exchanged in the Reorganization for notional share of Series A membership interests in Caminus previously held by the Escrowing Sellers (the "ESCROWED SHARES") and hold and distribute the Escrowed Shares pursuant to the terms herein;

         WHEREAS, at and from the Reorganization, Parent, Buyer and the Escrowing Sellers desire to engage the Escrow Agent to assume certain responsibilities and to perform certain duties as the escrow agent with respect to the Escrowed Shares and the proceeds thereof, including the disbursement thereof, upon the terms and conditions of this Agreement;

         WHEREAS, the Escrow Agent is willing to assume such responsibilities and to perform such duties on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1. Defined Terms. For purposes of this Agreement, and except as otherwise specifically defined herein, capitalized terms have the meanings assigned to them in the Purchase Agreement. Any capitalized terms defined within the text of this Agreement shall have the meaning assigned to them where defined. In addition, the following terms shall be defined as follows:

         (a) "ADJUSTED VALUATION PER SHARE" shall mean the Valuation Per Share, adjusted proportionately to reflect the exchange ratio in the Reorganization whereby notional shares of Series A membership interests in Caminus were exchanged for or converted into shares of Parent's capital stock.

         (b) "BUYER CLAIM" shall mean any bona fide claim made in good faith with respect to which the Buyer Parties are entitled to be indemnified by any Escrowing Sellers pursuant to the Purchase Agreement, including, without limitation:

                  (i) any claim with respect to which any Buyer Parties are entitled to be indemnified pursuant to Section 6 of the Purchase Agreement;

                  (ii) the amount of any Expenses paid by DC Systems, or any Outstanding Liabilities paid by DC Systems and not previously deducted from the Purchase Price, in each case to the extent not reimbursed to DC Systems or the Buyer by the Shareholders; and

                  (iii) any claim for damages or other remedies made or threatened against any Buyer Parties by a third party that, if successful, would give rise to such a claim.

                  plus any accrued interest thereon, calculated at the rate of five percent (5.0%) per annum from the inception of the Loss claimed..

         (c) "ESCROW AMOUNT" shall mean the Escrowed Shares held by the Escrow Agent (together with any proceeds thereof, held by the Escrow Agent pursuant to Section 5) at any point in time;

         (d) "RELEASE DISTRIBUTION" shall mean the Escrow Amount, adjusted by the amount of any outstanding Buyer Claims for which a written notice has been provided by Buyer to the Escrow Agent pursuant to Section 7 on or before December 31, 2000.

         (e) "SELLER REPRESENTATIVE" shall mean, initially, _______________. Any Escrowing Seller may require a vote of the Escrowing Sellers to remove the Seller Representative by notice to the other Escrowing Sellers, proposing a replacement Seller Representative and specifying the final date for voting, which shall be no less than ten (10) and no more than twenty (20) business days from such notice. An Escrowing Seller shall vote by giving notice of their votes to the Seller Representative. The Seller Representative shall be removed and the proposed Seller Representative shall become Seller Representative, after the end of the voting period, if Escrowing Sellers holding a majority of the proportions specified on SCHEDULE B have so voted, upon notice of the identity of the new Seller Representative to such new Seller Representative, the Buyer, and the Escrow Agent, and upon acceptance by such new Seller Representative. By entering into this Agreement, each of the Escrowing Sellers agrees that the Seller Representative shall have full authority to negotiate and compromise issues and conclusively bind each of them to the resolution of Buyer Claims and all other disputes and matters that may arise under this Agreement.

SECTION 2. APPOINTMENT OF THE ESCROW AGENT.

         The parties hereto appoint and designate the Escrow Agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and designation. The Escrow Agent shall have all the rights, powers, duties and obligations hereinafter provided, and agrees to perform only those duties as expressly set forth herein and there shall be no implied duties imposed on the Escrow Agent. The Escrow Agent shall have no responsibility to interpret the terms of any party's obligations under the Purchase Agreement or any related documents. Except as otherwise specifically provided herein, the Escrow Agent shall not have the power to pledge, hypothecate, assign, sell, transfer or otherwise dispose of or encumber the Escrow Amount. The Escrow Agent does not have any interest in the Escrowed Shares deposited hereunder or the Escrow Amount, but is serving as escrow agent and only has possession thereof.

         Buyer and Seller Representative shall deliver to the Escrow Agent the notices required to be delivered to the Escrow Agent pursuant to this Agreement, but the Escrow Agent shall have no responsibility to confirm or verify the accuracy of notices of Buyer or Seller Representative so delivered.

         No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. Upon distribution of the entire Escrow Amount pursuant to the terms herein, the Escrow Agent shall be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith.

SECTION 3. DEPOSIT OF THE ESCROWED SHARES.

         Buyer and the Escrowing Sellers will deliver the Escrowed Shares to the Escrow Agent to be held for the benefit of the parties hereto and for delivery to the applicable parties pursuant to the terms herein. The Escrow Agent will confirm receipt of the Escrowed Shares by delivery of written notice to the parties and will continue to hold the Escrowed Shares on behalf of such parties as set forth herein.

SECTION 4. TERMS OF THE ESCROW.

         (a) Except as otherwise provided in this Agreement, the Escrow Agent shall hold the Escrow Amount until the date on which the entire Escrow Amount has been distributed pursuant to this Agreement. In addition to distributions by the Escrow Agent pursuant to Section 7, the Escrow Agent is hereby instructed and shall release the Release Distribution on January 2, 2001 (the "RELEASE DATE"). In the event that all of the Escrow Amount is not distributed on the Release Date, pursuant to the terms hereof, the Escrow Agent shall continue to hold such remaining portion of the Escrow Amount in accordance with the terms of this Agreement, until the final resolution of all Buyer Claims. Upon distribution of all of the Escrow Amount, the Escrow Agent shall be relieved and discharged of all its rights, powers, duties and obligations herein and this Agreement shall terminate.

         (b) The Escrow Agent shall allocate all distributions of the Escrow Amount to the Escrowing Sellers, pursuant to this Agreement, according to the proportions specified on SCHEDULE B; provided that, if any Escrowing Seller directs a sale of shares pursuant to Section 5(a), the Escrow Agent shall make the following special allocations:

                  (i) The Escrow Agent shall hold the proceeds of such Directed Sale (as hereinafter defined) separately and shall, upon any distribution of the Escrow Amount, allocate such separate proceeds (together with any interest thereon) to such Escrowing Seller.

                  (ii) The Escrow Agent shall decrease the number of Escrowed Shares that would otherwise be allocated to such Escrowing Seller by the number of shares sold in such Directed Sale.

SECTION 5. PROCEEDS.

         (a) To the extent that, in any initial public offering of the Parent's equity securities after the Reorganization or thereafter, any Escrowing Seller would otherwise be entitled to sell any Escrowed Shares, if such Escrowing Seller had received such shares free of escrow upon the Reorganization, such Escrowing Seller shall be entitled to direct the Escrow Agent to sell Escrowed Shares up to a number corresponding to such Escrowing Seller's proportion of the Escrowed Amount as specified on SCHEDULE B. The Escrow Agent shall make any such sale (a "DIRECTED SALE") only upon delivery of (i) written instructions from the Escrowing Seller, specifying the number of shares to be sold, and (ii) a letter from the Parent (which shall be provided on behalf of an Escrowing Seller upon such Escrowing Seller's reasonable request) stating that such Escrowing Seller is authorized to sell such Escrowed Shares as part of an initial public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended, or thereafter. In executing any such sale, the Escrow Agent may select any securities broker or dealer that, in its opinion, is capable of properly executing the transaction, and it may agree to such commissions, fees and other charges (which will be paid from the proceeds of any such sale) as it shall deem reasonable in the circumstances. The Escrow Agent shall hold the proceeds of any such sale in accordance with the terms of this Agreement.

         (b) The Escrow Agent shall hold any dividends or other distributions with respect to the Escrowed Shares in accordance with the terms of this Agreement.

         (c) The Escrow Agent shall collect all interest payments on cash and cash equivalents included in the Escrow Amount, and shall hold the same as part of the Escrow Amount for the benefit of the parties hereto, subject to Buyer's right to request distributions thereof in accordance with Section 7 and subject to the payments in accordance with Section 4. Any cash in the Escrow Amount shall be invested in debt obligations issued or guaranteed as to principal or interest by the United States or any agency or instrumentality thereof, or as otherwise agreed by the parties hereto from time to time.

SECTION 6. REPORTING BY THE ESCROW AGENT.

         The Escrow Agent agrees to keep records of the Escrow Amount. The Escrow Agent shall furnish to Buyer and Seller Representative itemized summaries of the Escrow Amount, including all transactions made pursuant to Section 4 and
Section 7.

SECTION 7. BUYER CLAIMS.

         (a) Buyer shall assert any Buyer Claim by notice in writing (the "NOTICE") to the Seller Representative and the Escrow Agent. The Notice shall specify, to the extent known, the amount of the claim and the circumstances surrounding the claim.

         (b) The Escrow Agent shall take action as follows with respect to any claim with respect to which it has received a Notice:

                  (i) The Escrow Agent shall promptly send a copy of such Notice to the Seller Representative.

                  (ii) In the event that the Escrow Agent shall receive written directions signed by both Buyer and the Seller Representative setting forth the nature and amount (which shall include any expenses incurred by the Buyer Parties in connection therewith) of such claim, and a stipulation by the Seller Representative that such claim is not being contested or disputed by the Seller Representative, the Escrow Agent shall, within fifteen (15) days following the receipt of such directions, distribute to the Buyer a portion of the Escrow Amount equal to the amount of such claim.

                  (iii) In the event Buyer shall have asserted (in accordance with this Section 7) that a claim has arisen hereunder, and, within a period of thirty (30) days following the date of the Notice of the claim, the Escrow Agent has not been notified by the Seller Representative of its determination that such claim be litigated or otherwise contested or that such claim is in the process of being litigated or otherwise contested, the Escrow Agent shall thereupon pay the amount of such claim to Buyer from the Escrow Amount. If the Escrow Agent shall be notified by the Seller Representative, within such 30-day period, of its determination that such claim shall be litigated or otherwise contested, or that such claim is in the process of being litigated or otherwise contested, the Escrow Agent shall promptly transmit a copy of such notice to Buyer and the claim shall not be paid by the Escrow Agent until the occurrence of an event referenced in paragraph (iv) below.

                  (iv) In the event Buyer shall have asserted (in accordance with this Section 7) that a claim has arisen, and shall have furnished the Escrow Agent an affidavit certifying under penalty of law to the Escrow Agent and the Seller Representative that all matters disputed by the Seller Representative in connection with such claim have been resolved or adjudicated pursuant to the arbitration procedure set forth in Section 7.6 of the Purchase Agreement or, if applicable, by a court or courts of competent jurisdiction and that the time for appeal for such adjudication has terminated without an appeal having been taken, then in such event Buyer shall also provide to the Escrow Agent, along with such affidavit, copies of all applicable decisions of the arbitrator or non-appealable final court orders with respect thereto ("DECISIONS AND ORDERS"). Upon receipt of the foregoing affidavit and related Decisions and Orders, the Escrow Agent shall, within fifteen (15) days following the receipt of such materials, make distributions from the Escrow Amount to the Buyer or the Escrowing Sellers, as applicable, based upon the resolution of the applicable Buyer Claim(s) as specified in the Decisions and Orders. At the same time that such affidavit and Decisions and Orders are provided to the Escrow Agent, the Buyer shall also provide a copy thereof to the Seller Representative.

         Notwithstanding the foregoing, prior to the time a claim is paid by the Escrow Agent in accordance with the terms of this Agreement, Buyer and the Seller Representative may agree on the value of any claim and notify the Escrow Agent, in a writing signed by the Seller Representative and the Buyer, of such agreement. Upon receipt of the foregoing agreement, the Escrow Agent shall thereupon pay the agreed upon value of such claim to Buyer from the Escrow Amount.

SECTION 8. VALUATION OF DISTRIBUTIONS. For purposes of any distribution of Escrowed Shares hereunder in satisfaction of a Buyer Claim, the parties agree that the Escrow Agent shall value such shares as follows (in each case, the determination of valuation to be made as of the first business day following the receipt of materials specified in Section 7(b) hereof that are required in order for the Escrow Agent to make a distribution to Buyer):

         (a) If such shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System ("NMS") of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the value of a share shall be the closing sales price for such share (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the exchange with the greatest volume of trading in such shares) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source that the Board of Directors of Parent considers reliable (a "RELIABLE SOURCE").

         (b) If the shares are quoted on the NASDAQ System (but not on the NASDAQ NMS) or are regularly quoted by recognized securities dealers but selling prices are not reported, the value of a share shall be the mean between the high bid and low asked prices for such a share on the last market trading day prior to the day of determination, as reported by a Reliable Source.

         (c) Prior to the initial public offering of Parent's equity securities pursuant to underwritten offering registered under the Securities Act of 1933, as amended, or in the absence of any established market for such shares, the value of a share shall be the Adjusted Valuation Per Share.

SECTION 9. COMPENSATION AND REIMBURSEMENT OF THE ESCROW AGENT.

         (a) For services rendered hereunder, Buyer and Escrowing Sellers (as a group) shall equally pay the Escrow Agent compensation as set forth on SCHEDULE C, from and after the date hereof for the services to be rendered herein.

         (b) Buyer and Escrowing Sellers (as a group) shall equally reimburse the Escrow Agent upon request for all reasonable expenses and disbursements incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the expenses and disbursements of its counsel, except any such expense or disbursement as may arise from its gross negligence or willful misconduct.

SECTION 10. RESPONSIBILITIES OF THE ESCROW AGENT.

         (a) The Escrow Agent shall exercise the same degree of care toward the Escrow Amount as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement. The Escrow Agent shall hold the Escrow Amount in safe keeping and make distributions of the Escrow Amount as provided herein.

         (b) The Escrow Agent shall not be liable hereunder except for its own gross negligence or willful misconduct, and Parent, Buyer and the Escrowing Sellers, severally and not jointly, agree to indemnify the Escrow Agent for, and hold it harmless as to, any loss, liability, or expense, including attorney's fees, incurred without gross negligence or willful misconduct on the part of the Escrow Agent and arising out of or in connection with the Escrow Agent's duties under this Agreement. In no event shall the Escrow Agent be liable (i) for acting in accordance with instructions from Buyer, the Seller Representative or any agent of either of them as provided in this Agreement, (ii) for acting in accordance with the procedures set forth in Section 7, (iii) for special or consequential damages, or (iv) at any time for any amount in excess of the value of the Escrow Amount.

         (c) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice of receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         (d) The Escrow Agent may consult with legal counsel in connection with its duties under this Agreement and shall be fully protected in any act it takes, suffers, or permits in good faith in accordance with such advice.

         (e) In the event of any ambiguity in the provisions of this Agreement or any dispute, controversy or conflicting claims by or among the undersigned and/or any other person or entity with respect to any funds deposited hereunder, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with any and all claims, demands or instructions with respect to such funds so long as such dispute, controversy or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the undersigned for its failure or refusal to comply with such conflicting claims, demands or instructions, provided that the Escrow Agent has not acted with willful misconduct, gross negligence or bad faith. The Escrow Agent shall be entitled to refuse to act until, at its sole option, either (i) such dispute, controversy or conflicting claims shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent, or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense that the

Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

SECTION 11. RESIGNATION OR REMOVAL OF THE ESCROW AGENT.

         (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving not less than thirty (30) days' prior written notice of its resignation to Buyer and Seller Representative specifying a date on which such resignation shall take effect. If, within such notice period, Buyer and Seller Representative provide the Escrow Agent with written instructions signed by each of them with respect to the appointment of a successor Escrow Agent and directions for the transfer of the Escrow Amount then held by the Escrow Agent to such successor, then the Escrow Agent shall act in accordance with such instructions and promptly transfer the Escrow Amount to such designated successor. If no such instructions are provided, the Escrow Agent may itself appoint a successor Escrow Agent or may file an action for interpleader in any state or federal court of competent jurisdiction, and, by placing the deposits then held by the Escrow Agent with such successor or court, be released and discharged from any further or continuing right, liability, duty or obligation under this Agreement.

         (b) Buyer and Seller Representative may remove the Escrow Agent upon written notice to the Escrow Agent signed by Buyer and Seller Representative. Such removal shall take effect upon delivery of the Escrow Amount to a successor Escrow Agent designated in writing by Buyer and Seller Representative, and the Escrow Agent shall thereupon be discharged from all rights, powers, duties or obligations under this Agreement and shall have no further rights, powers, duties or obligations in connection herewith. The Escrow Agent shall deliver the Escrow Amount within five (5) days of receiving the designation of a successor Escrow Agent.

         (c) If after thirty (30) days from the date of delivery of its written notice of intent to resign or of Buyer and Seller Representative's notice of removal the Escrow Agent has not received a written designation of a successor Escrow Agent, the Escrow Agent's sole responsibility shall be in its sole discretion either to retain custody of the Escrow Amount until it receives such designation, or to apply to a court of competent jurisdiction for appointment of a successor Escrow Agent and after such appointment to have no further rights, powers, duties or obligations in connection herewith.

SECTION 12. MISCELLANEOUS.

         (a) Construction. Throughout this Agreement, as the context requires,
(i) the singular tense and number includes the plural, and the plural tense and number includes the singular; (ii) the past tense includes the present, and the present tense includes the past; and (iii) references to parties, sections, and schedules mean the parties, sections, and schedules of and to this Agreement. All schedules referred to in this Agreement are hereby incorporated in and made part of this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section. If there is any apparent conflict or inconsistency between the provisions set forth in this Agreement, and the provisions set forth in any schedule or exhibit, to the extent possible such provisions shall be interpreted in a manner so as to make them consistent. If it is not possible to interpret such provisions consistently, the provisions set forth in the body of this Agreement shall prevail.

         (b) Entire Agreement. This Agreement together with the Purchase Agreement and Related Agreements (as defined in the Purchase Agreement) and the certificates and other instruments delivered in connection herewith or therewith constitutes the entire agreement among the parties and supersedes all prior agreements, representations, warranties, statements and understandings, whether oral or written, with respect to the subject matter hereof and thereof, except as specifically set forth in any document signed by all the parties hereto which expressly amends this Agreement.

         (c) Notices. Any notices or other communications required or permitted hereunder shall be in writing and shall be delivered by personal service, fax or certified mail (postage prepaid), to such address as may be designated from time to time by the relevant party, and which initially shall be:

                  If to the Parent or Buyer:

                                    Caminus LLC
                                    747 Third Avenue, 18th Floor
                                    New York, NY  10017
                                    Fax:    (212) 888-0691
                                    Attention:  David Stoner, President

                  With a copy to:

                                    GFI Energy Ventures LLC
                                    11611 San Vicente Blvd., Suite 710
                                    Los Angeles, CA  90049
                                    Fax:    (310) 442-0540
                                    Attention: Richard K. Landers, Principal

                  With a copy to:

                                    Irell & Manella LLP
                                    333 South Hope Street, Suite 3300
                                    Los Angeles, California  90071
                                    Fax:  (213) 229-0515
                                    Attention:  Anthony T. Iler, Esq.

                  If to the Escrow Agent:

                                    ____________________
                                    ____________________
                                    ____________________
                                    ____________________

                                    Fax: _______________

                  With a copy to:

                                    ____________________
                                    ____________________
                                    ____________________
                                    ____________________

                                    Fax: _______________

                  If to any Escrowing Seller:

                                    [SELLER REPRESENTATIVE]
                                    ____________________
                                    ____________________
                                    ____________________

                                    Fax: _______________

                  With a copy to:

                                    [DC SYSTEMS' COUNSEL]
                                    ____________________
                                    ____________________
                                    ____________________

                                    Fax: _______________

         Any notice sent by certified mail shall be deemed to have been given three (3) days after the date on which it is mailed. If notice is given by fax, notice shall be deemed given when such notice is transmitted to the appropriate fax numbers specified in this Section 12(c). Notice by personal service shall be deemed given when received.

         (d) Governing Law. This Agreement shall be governed by the laws of New York applicable to contracts executed and wholly performed therein, without giving effect to the conflict of laws provisions thereof.

         (e) Arbitration. Any controversy, dispute, or claim between or among the parties, whether arising under the common law or any statute, including any claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (a "DISPUTED MATTER"), will be resolved exclusively by arbitration, before a panel of three arbitrators, conducted in the Borough of Manhattan, New York City, New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and judgment upon any award rendered by the arbitrator may be entered by any court of appropriate jurisdiction. Such arbitration will be administered by the AAA if either of the parties requests such administration. Subject to Section 12(f), the parties shall, initially, bear the costs of arbitration (including arbitrators' fees) equally.

         (f) Costs and Attorneys Fees. In any dispute between or among the parties concerning any provision of this Agreement or their rights and duties under it, the party prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to an award of its reasonable attorneys' and expert witness fees and court costs (including the costs of the arbitration procedure described in Section 12(e) and the fees of the arbitrators in any such procedure) incurred by reason of the arbitration of the dispute, the enforcement of any arbitration award, and any other court or other proceedings related to such dispute. For purposes of this Section 12(f), the prevailing party is the party that most closely obtains the relief it sought whether or not the suit or other legal proceeding is settled or carried out to its conclusion.

         (g) Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

         (h) Severability. The validity, legality or enforceability this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or enforceable in any respect; provided, however, that if such invalidity, illegality or unenforceability shall have material adverse effect on the transactions contemplated by this Agreement such that the intent of this Agreement will not be achieved, the aggrieved party which shall be materially and adversely affected thereby may terminate this Agreement and abandon the transactions contemplated hereby by giving notice to the other parties at any time prior to the Closing Date.

         (i) Counterparts. This Agreement may be executed in any number of counterparts which together shall be one and the same instrument.

         (j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. No party may assign any rights or obligations under this Agreement without the prior written consent of each other party, which consent shall not be unreasonably withheld.

         (k) Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

         (l) Third-Party Benefits. None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary.

         (m) Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and adjunction in addition to any and all other rights and remedies at law or equity, and such rights and remedies shall be accumulative.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                  Caminus LLC,
                                  a Delaware limited liability company


                                  By:__________________________________

                                  Name: David M. Stoner
                                  Its: President


                                  CAMINUS/DC ACQUISITION CORP.,
                                  a Delaware corporation


                                  By:__________________________________

                                  Name: David M. Stoner
                                  Its: President


                                  [ESCROW AGENT],
                                  a [_______________]


                                  By:__________________________________

                                  Name:________________________________

                                  Its:_________________________________



                                  _____________________________________
                                  JOY ARMSTRONG


                                  _____________________________________
                                  RENE ANDERSON


                                  _____________________________________
                                  LISA J. CONLEY

                                  _____________________________________
                                  RICHARD D. COURON


                                  _____________________________________
                                  RICHARD L. COURON


                                  _____________________________________
                                  DAVID L. COVICH


                                  _____________________________________
                                  JEREMY D. FRYE


                                  _____________________________________
                                  KYLE GERRILD


                                  _____________________________________
                                  KURT E. GERRILD


                                  _____________________________________
                                  ANDREW C. HARDIN


                                  _____________________________________
                                  ALAN W. NASH


                                  _____________________________________
                                  SCOTT TUCKER

                                   SCHEDULE A

                                 ESCROWED SHARES

                                   SCHEDULE B

                             SELLERS SPECIFICATIONS



-----------------------------------------------------------------------------------------------------------------
                                                          ADDITIONAL NOTICE           PROPORTION OF
SHAREHOLDER                   NOTICE ADDRESS              ADDRESS                     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

                                  FEE SCHEDULE
                        ESCROW AGENT SERVICES AND CHARGES


                                      C-1